Exhibit (a)(16)

ING VARIABLE PORTFOLIOS, INC.

ARTICLES SUPPLEMENTARY

ING VARIABLE PORTFOLIOS, INC., a Maryland corporation registered as an open-end investment company under the Investment Company Act of 1940, as amended, and having its principal office in the State of Maryland in Baltimore City, Maryland (hereinafter called the “Corporation”), hereby certifies to the State Department of Assessments and Taxation of Maryland (the “Department”) that:

FIRST: The total number of shares of stock that the Corporation has authority to issue is ten billion, nine hundred million (10,900,000,000) shares of Capital Stock with a par value of one-tenth of one cent ($.001) per share, having an aggregate par value of ten million, nine hundred thousand dollars ($10,900,000).

SECOND: At its February 6, 2009 meeting and pursuant to the authority expressly vested in it by Section Second (8) of the Corporation’s Articles of Amendment and Restatement (the “Charter”), the Board of Directors (the (“Board”) of the Corporation, acting in accordance with Section 2-105(c) of the Maryland General Corporation Law (the “MGCL”), adopted resolutions increasing the total number of shares of stock that the Corporation shall have authority to issue to twelve billion, nine hundred million (12,900,000,000) shares of Capital Stock, with a par value of one-tenth of one cent ($.001) per share , having an aggregate par value of twelve million, nine hundred thousand dollars ($12,900,000).

THIRD: At its February 6, 2009 meeting and pursuant to the authority expressly vested in it by Section Second (8) of the Charter, the Board further adopted resolutions classifying and designating one billion, six hundred million (1,600,000,000) authorized and unissued shares of undesignated Capital Stock of the Corporation as shares of new portfolio series, as set forth below:

Name of Series	Shares Allocated
ING Hang Seng Index Portfolio – Adviser Class	100,000,000
ING Hang Seng Index Portfolio – Class I	100,000,000
ING Hang Seng Index Portfolio – Class S	100,000,000
ING Hang Seng Index Portfolio – Class S2	100,000,000
ING Russell Large Cap Growth Index Portfolio – Adviser Class	100,000,000
ING Russell Large Cap Growth Index Portfolio – Class I	100,000,000
ING Russell Large Cap Growth Index Portfolio – Class S	100,000,000
ING Russell Large Cap Growth Index Portfolio – Class S2	100,000,000
ING Russell Large Cap Value Index Portfolio – Adviser Class	100,000,000

Exhibit (a)(16)

Name of Series	Shares Allocated
ING Russell Large Cap Value Index Portfolio – Class I	100,000,000
ING Russell Large Cap Value Index Portfolio – Class S	100,000,000
ING Russell Large Cap Value Index Portfolio – Class S2	100,000,000
ING Russell Mid Cap Growth Index Portfolio – Adviser Class	100,000,000
ING Russell Mid Cap Growth Index Portfolio – Class I	100,000,000
ING Russell Mid Cap Growth Index Portfolio – Class S	100,000,000
ING Russell Mid Cap Growth Index Portfolio – Class S2	100,000,000

FOURTH: The shares designated and classified in Article THIRD of these Articles Supplementary, shall have the preferences, rights, powers, restrictions, limitations, qualifications and terms and conditions of redemption as set forth in Section Second (6) of, and elsewhere in, and shall be subject to all provisions of, the Charter.

FIFTH: Immediately prior to the increase in authorized stock as set forth in Article SECOND, the total number of shares of each authorized class of Capital Stock that the Corporation had authority to issue was as follows:

Name of Series	Name of Class of Series	Number of Shares Allocated
ING BlackRock Global Science and Technology Portfolio	Adviser Class Class I Class S Class S2	100,000,000 100,000,000 100,000,000 100,000,000

ING Global Equity Option Portfolio	Class S	100,000,000

ING International Index Portfolio	Adviser Class Class I Class S Class S2	100,000,000 100,000,000 100,000,000 100,000,000

ING Lehman Brothers U.S. Aggregate Bond Index Portfolio	Adviser Class Class I Class S Class S2	100,000,000 100,000,000 100,000,000 100,000,000

Exhibit (a)(16)

Name of Series	Name of Class of Series	Number of Shares Allocated
ING Morningstar U.S. Growth Index Portfolio	Adviser Class Class I Class S	100,000,000 100,000,000 100,000,000

ING Opportunistic LargeCap Growth Portfolio	Adviser Class Class I Class S	100,000,000 100,000,000 100,000,000

ING Opportunistic LargeCap Value Portfolio	Adviser Class Class I Class S Class S2	100,000,000 100,000,000 100,000,000 100,000,000

ING Russell Global Large Cap Index 85% Portfolio	Adviser Class Class I Class S Class S2	100,000,000 100,000,000 100,000,000 100,000,000

ING Russell Large Cap Index Portfolio	Adviser Class Class I Class S Class S2	100,000,000 300,000,000 100,000,000 100,000,000

ING Russell Mid Cap Index Portfolio	Adviser Class Class I Class S Class S2	100,000,000 100,000,000 100,000,000 100,000,000

Exhibit (a)(16)

Name of Series	Name of Class of Series	Number of Shares Allocated
ING Russell Small Cap Index Portfolio	Adviser Class Class I Class S Class S2	100,000,000 100,000,000 100,000,000 100,000,000

ING U.S. Government Money Market Portfolio	Adviser Class Class I Class S Class S2	1,000,000,000 1,000,000,000 1,000,000,000 1,000,000,000

ING VP Index Plus LargeCap Portfolio	Adviser Class Class I Class S Class S2	100,000,000 200,000,000 100,000,000 100,000,000

ING VP Index Plus MidCap Portfolio	Adviser Class Class I Class S Class S2	100,000,000 100,000,000 100,000,000 100,000,000

ING VP Index Plus SmallCap Portfolio	Adviser Class Class I Class S Class S2	100,000,000 100,000,000 100,000,000 100,000,000

Exhibit (a)(16)

Name of Series	Name of Class of Series	Number of Shares Allocated
ING VP Small Company Portfolio	Adviser Class Class I Class S Class S2	100,000,000 100,000,000 100,000,000 100,000,000

ING WisdomTree Global High-Yielding Equity Index Portfolio	Adviser Class Class I Class S Class S2	100,000,000 100,000,000 100,000,000 100,000,000

for a total of ten billion, two hundred million (10,200,000,000) shares designated and classified into separate classes of Capital Stock, with seven hundred million (700,000,000) shares remaining undesignated and unclassified.

SIXTH: Immediately following the effectiveness of the increase in the number of authorized shares set forth in Article SECOND and the classification and designation of shares set forth in Article THIRD, the total number of shares of each authorized class of Capital Stock that the Corporation has authority to issue is as follows:

Name of Series	Name of Class of Series	Number of Shares Allocated
ING BlackRock Global Science and Technology Portfolio	Adviser Class Class I Class S Class S2	100,000,000 100,000,000 100,000,000 100,000,000

ING Global Equity Option Portfolio	Class S	100,000,000

ING Hang Seng Index Portfolio	Adviser Class Class I Class S Class S2	100,000,000 100,000,000 100,000,000 100,000,000

Exhibit (a)(16)

Name of Series	Name of Class of Series	Number of Shares Allocated
ING International Index Portfolio	Adviser Class Class I Class S Class S2	100,000,000 100,000,000 100,000,000 100,000,000

ING Lehman Brothers U.S. Aggregate Bond Index Portfolio	Adviser Class Class I Class S Class S2	100,000,000 100,000,000 100,000,000 100,000,000

ING Morningstar U.S. Growth Index Portfolio	Adviser Class Class I Class S	100,000,000 100,000,000 100,000,000

ING Opportunistic LargeCap Growth Portfolio	Adviser Class Class I Class S	100,000,000 100,000,000 100,000,000

ING Opportunistic LargeCap Value Portfolio	Adviser Class Class I Class S Class S2	100,000,000 100,000,000 100,000,000 100,000,000

ING Russell Global Large Cap Index 85% Portfolio	Adviser Class Class I Class S Class S2	100,000,000 100,000,000 100,000,000 100,000,000

Exhibit (a)(16)

Name of Series	Name of Class of Series	Number of Shares Allocated
ING Russell Large Cap Growth Index Portfolio	Adviser Class Class I Class S Class S2	100,000,000 100,000,000 100,000,000 100,000,000

ING Russell Large Cap Index Portfolio	Adviser Class Class I Class S Class S2	100,000,000 300,000,000 100,000,000 100,000,000

ING Russell Large Cap Value Index Portfolio	Adviser Class Class I Class S Class S2	100,000,000 100,000,000 100,000,000 100,000,000

ING Russell Mid Cap Growth Index Portfolio	Adviser Class Class I Class S Class S2	100,000,000 100,000,000 100,000,000 100,000,000

ING Russell Mid Cap Index Portfolio	Adviser Class Class I Class S Class S2	100,000,000 100,000,000 100,000,000 100,000,000

Exhibit (a)(16)

Name of Series	Name of Class of Series	Number of Shares Allocated
ING Russell Small Cap Index Portfolio	Adviser Class Class I Class S Class S2	100,000,000 100,000,000 100,000,000 100,000,000

ING U.S. Government Money Market Portfolio	Adviser Class Class I Class S Class S2	1,000,000,000 1,000,000,000 1,000,000,000 1,000,000,000

ING VP Index Plus LargeCap Portfolio	Adviser Class Class I Class S Class S2	100,000,000 200,000,000 100,000,000 100,000,000

ING VP Index Plus MidCap Portfolio	Adviser Class Class I Class S Class S2	100,000,000 100,000,000 100,000,000 100,000,000

ING VP Index Plus SmallCap Portfolio	Adviser Class Class I Class S Class S2	100,000,000 100,000,000 100,000,000 100,000,000

Exhibit (a)(16)

Name of Series	Name of Class of Series	Number of Shares Allocated
ING VP Small Company Portfolio	Adviser Class Class I Class S Class S2	100,000,000 100,000,000 100,000,000 100,000,000

ING WisdomTree Global High-Yielding Equity Index Portfolio	Adviser Class Class I Class S Class S2	100,000,000 100,000,000 100,000,000 100,000,000

for a total of eleven billion, eight hundred million (11,800,000,000) shares designated and classified into separate classes of Capital Stock, with one billion, one hundred million (1,100,000,000) shares remaining undesignated and unclassified.

Exhibit (a)(16)

IN WITNESS WHEREOF, the Corporation has caused these Articles Supplementary to be signed in its name on its behalf by its authorized officers who acknowledge that these Articles Supplementary are the act of the Corporation, that to the best of their knowledge, information and belief, all matters and facts set forth herein relating to the authorization and approval of these Articles Supplementary are true in all material respects and that this statement is made under the penalties of perjury.

WITNESS:	ING Variable Portfolios, Inc.

/s/ Huey P. Falgout	/s/ Todd Modic
Name: Huey P. Falgout, Jr., Esq.	Name: Todd Modic
Title: Assistant Secretary	Title: Senior Vice President

Dated: March 18, 2009